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Janus Henderson U.S. Low Volatility Portfolio
Ticker:	N/A	Service Shares
Summary Prospectus dated April 29, 2020
Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus, reports to shareholders, and other information about the Portfolio online at janushenderson.com/VIT. You can also get this information at no cost by calling a Janus Henderson representative at 1-877-335-2687 or by sending an email request to prospectusrequest@janushenderson.com.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable life insurance contract or variable annuity contract, may determine that it will no longer send you paper copies of the Portfolio’s shareholder reports, unless you specifically request paper copies of the reports. Beginning on January 1, 2021, for shareholders who are not insurance contract holders, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and your insurance company or plan sponsor, broker-dealer, or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or plan sponsor, broker-dealer, or financial intermediary.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your insurance company or plan sponsor, broker-dealer, or other financial intermediary.
You may elect to receive all future reports in paper free of charge by contacting your insurance company or plan sponsor, broker-dealer or other financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or plan sponsor, broker-dealer or other financial intermediary.

Investment Objective
Janus Henderson U.S. Low Volatility Portfolio (“U.S. Low Volatility Portfolio”) seeks capital appreciation.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.82%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 84	$ 262	$ 455	$ 1,014

Portfolio Turnover:  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 15% of the average value of its portfolio.
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Principal investment strategies
The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. stocks from the universe of the S&P 500® Index, utilizing Intech Investment Management LLC’s (“Intech”) mathematical investment process. The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the United States. Over time, and under normal market conditions, the Portfolio seeks to achieve market-like returns over the long-term, with lower absolute volatility than the S&P 500 Index (the Portfolio’s benchmark index). In this context, absolute volatility refers to the variation in the returns of the Portfolio and the benchmark index as measured by the standard deviation of monthly returns.
The Portfolio pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of stocks within the S&P 500 Index. The goal of this process is to combine stocks that individually have higher relative volatility and lower correlations with each other in an effort to reduce the Portfolio’s absolute volatility, while still generating market-like returns over a full market cycle. Although the Portfolio is generally expected to underperform its benchmark index in sustained up markets, this strategy seeks to minimize losses in down markets.
In applying this strategy, Intech establishes target proportions of its holdings from stocks within the S&P 500 Index using an optimization process designed to determine the most effective weightings of each stock in the Portfolio. Once Intech determines such proportions and the Portfolio’s investments are selected, the Portfolio is periodically rebalanced to the set target proportions and re-optimized. The rebalancing techniques used by Intech may result in a higher relative portfolio turnover rate compared to a “buy and hold” strategy.
The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.
Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
Market Risk.  The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the Portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets.
Industry and Sector Risk.  Although the Portfolio does not concentrate its investments in specific industries or industry sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments than funds that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Portfolio may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Portfolio’s performance to be more or less sensitive to developments affecting those sectors.
Investment Process Risk.  The proprietary mathematical investment process used by Intech may not achieve the desired results. In Intech’s history, which spans more than 25 years, Intech’s mathematical investment process has experienced periods of both underperformance and outperformance relative to an identified benchmark index. Even when the proprietary mathematical investment process is working appropriately, Intech expects that there will be periods of underperformance relative to the named benchmark index. In particular, Intech’s low volatility strategy may underperform the S&P 500 Index during certain periods of up markets and may not achieve the desired level of protection in down markets. On an occasional basis, Intech makes changes to its mathematical investment process that do not require shareholder notice. These changes
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may result in changes to the Portfolio, might not provide the intended results, and may adversely impact the Portfolio’s performance.
Portfolio Turnover Risk.  Increased portfolio turnover may result in higher costs, which may offset gains or increase losses in the Portfolio’s performance.
Securities Lending Risk.  The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Service Shares (calendar year-end)

Best Quarter: 1st Quarter 2013 13.41%	Worst Quarter: 4th Quarter 2018 – 7.82%

Average Annual Total Returns (periods ended 12/31/19)
	1 Year	5 Years	Since Inception (9/6/12)
U.S. Low Volatility Portfolio
Service Shares	28.05%	10.00%	12.42%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	14.10%

The Portfolio’s primary benchmark index is the S&P 500 Index. The index is described below.
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•	The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Management
Investment Adviser:  Janus Capital Management LLC
Investment Subadviser:  Intech Investment Management LLC
Portfolio Management:  A team of investment professionals consisting of Adrian Banner, Ph.D. (Chief Executive Officer since November 2012 and Chief Investment Officer since January 2012), Vassilios Papathanakos, Ph.D. (Deputy Chief Investment Officer since November 2012), and Joseph W. Runnels, CFA (Vice President of Portfolio Management since March 2003) works together to implement the mathematical investment process. No one person of the Portfolio’s investment team is primarily responsible for implementing the investment strategies of the Portfolio.
Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.
Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.
Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
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